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                                                                   Exhibit 10.28
                                                                   -------------

                                  SEPRACOR INC.
                         SEPRACOR SECURITIES CORPORATION

                      AMENDED AND RESTATED PROMISSORY NOTE


                                                               December 31, 1996
$10,000,000                                                Boston, Massachusetts


     For value received, the undersigned hereby jointly and severally promise to pay to FLEET NATIONAL BANK (the "BANK"), or order, at the head office of the Bank at 75 State Street, Boston, Massachusetts 02109, the principal amount of TEN MILLION DOLLARS ($10,000,000) or such lesser amount as shall equal the principal amount outstanding hereunder on April 30, 1999 or such earlier date as provided in the Agreement (as defined below) in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal balance hereof from time to time outstanding, at said office and in like money and funds, for the period commencing on the date hereof until paid in full, at the rates per annum and on the dates provided in the Agreement.

     Upon the occurrence and during the continuance of an Event of Default, interest on the unpaid principal amount hereof and (to the extent permitted by law) on unpaid interest shall thereafter be payable on demand at a rate per annum equal to two percent (2%) above the interest rate otherwise in effect with respect to such Revolving Loans. Upon the cure of an Event of Default and the payment of interest at the default rate through the date of such cure, the interest rate shall revert to that provided for in the Agreement.

     If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the undersigned shall pay to the Bank a late fee equal to five percent (5%) of the required payment; PROVIDED, that such late fee shall be reduced to three percent (3%) of any required principal and interest payment that is not paid within fifteen (15) days of the date it is due if this Note is secured by a mortgage on an owner-occupied residence, 1-4 units. Nothing in the preceding sentence shall affect the Bank's rights to exercise any of its rights and remedies provided in the Agreement (as defined below) if an Event of Default (as defined in the Agreement) has occurred.

     This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain Amended and Restated Revolving Credit and Security Agreement dated as of December 31, 1996, by and between the undersigned and the Bank (herein, as the same may from time to time be amended or extended, referred to as the "AGREEMENT"), but neither this reference to the Agreement nor any provision


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thereof shall affect or impair the absolute and unconditional obligation of the undersigned makers of this Note to pay the principal of and interest on this Note as herein provided.

     As provided in the Agreement, this Note is secured by certain assets of the undersigned.

     In case an Event of Default (as defined in the Agreement) shall occur, the aggregate unpaid principal of and accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The undersigned may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Agreement, and this
Note is subject to mandatory prepayment in certain circumstances, which repayment shall in certain cases require the payment of a premium and in certain cases not require the payment of a premium.

     The undersigned makers hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

                                 SEPRACOR INC.


                                 By: /s/ Robert F. Scumaci
                                    ------------------------------------------
                                    Name: Robert F. Scumaci
                                    Title: Senior Vice President Finance and
                                           Administration


                                 SEPRACOR SECURITIES CORPORATION



                                 By:/s/ Robert F. Scumaci
                                    ------------------------------------------
                                    Name: Robert F. Scumaci
                                    Title: Treasurer


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                          SCHEDULE I TO PROMISSORY NOTE





                 AMOUNT OF      INTEREST         AMOUNT           NOTATION
   DATE          REVOLVING        RATE            PAID            MADE BY
                   LOAN